Supplemental Information

MREIC

December 31, 2016

FedEx Ground Indianapolis MSA

Pittsburgh MSA

Coca-Cola Phoenix MSA

JIM BEAM Lexington MSA

Milwaukee Memphis MSA

ULTA Indianapolis MSA

INTERNATIONAL PAPER Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 18 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	December 31, 2016	September 30, 2016
	(unaudited)

ASSETS

Real Estate Investments:
Land	$168,082,315	$165,375,315
Buildings and Improvements	1,055,810,320	1,005,938,180
Total Real Estate Investments	1,223,892,635	1,171,313,495
Accumulated Depreciation	(154,847,979)	(148,830,169)
Net Real Estate Investments	1,069,044,656	1,022,483,326

Cash and Cash Equivalents	30,722,606	95,749,508
Securities Available for Sale at Fair Value	74,321,496	73,604,894
Tenant and Other Receivables	2,289,863	1,444,824
Deferred Rent Receivable	7,226,370	6,917,431
Prepaid Expenses	7,476,019	4,830,987
Capitalized Lease Costs, net of Accumulated Amortization of $3,443,958 and $3,238,516, respectively	4,040,326	4,165,268
Intangible Assets, net of Accumulated Amortization of $12,600,446 and $12,332,599, respectively	5,999,845	5,816,153
Financing Costs, net of Accumulated Amortization of $339,167 and $246,678, respectively	1,156,096	1,245,923
Other Assets	7,402,948	7,227,571
TOTAL ASSETS	$1,209,680,225	$1,223,485,885

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$505,574,117	$477,476,010
Loans Payable	76,000,000	80,790,684
Accounts Payable and Accrued Expenses	2,781,619	3,998,771
Other Liabilities	14,186,980	9,868,572
Preferred Stock Called for Redemption	-0-	53,493,750
Total Liabilities	598,542,716	625,627,787

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of December 31, 2016 and September 30, 2016	57,500,000	57,500,000
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 5,400,000 Shares Authorized, Issued and Outstanding as of December 31, 2016 and September 30, 2016	135,000,000	135,000,000
Common Stock - $0.01 Par Value Per Share: 196,739,750 and 194,600,000 Shares Authorized as of December 31, 2016 and September 30, 2016, respectively; 70,536,720 and 68,920,972 Shares Issued and Outstanding as of December 31, 2016 and September 30, 2016, respectively	705,367	689,210
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of December 31, 2016 and September 30, 2016; No Shares Issued or Outstanding as of December 31, 2016 and September 30, 2016	-0-	-0-
Additional Paid-In Capital	407,737,024	391,726,621
Accumulated Other Comprehensive Income	10,195,118	12,942,267
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	611,137,509	597,858,098
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,209,680,225	$1,223,485,885

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

Consolidated Statements of Income

(unaudited)

	Three Months Ended
	12/31/2016	12/31/2015
INCOME:
Rental Revenue	$23,280,856	$19,064,919
Reimbursement Revenue	3,900,755	3,194,443
TOTAL INCOME	27,181,611	22,259,362

EXPENSES:
Real Estate Taxes	2,906,981	2,372,136
Operating Expenses	1,294,468	1,231,365
General & Administrative Expenses	1,442,463	1,335,964
Acquisition Costs	178,526	145,585
Depreciation	6,992,495	5,595,432
Amortization of Capitalized Lease Costs and Intangible Assets	447,797	486,611
TOTAL EXPENSES	13,262,730	11,167,093

OTHER INCOME (EXPENSE):
Dividend and Interest Income	1,292,151	1,184,653
Gain on Sale of Securities Transactions, net	806,108	8,380
Interest Expense, including Amortization of Financing Costs	(6,163,219)	(5,346,647)
TOTAL OTHER INCOME (EXPENSE)	(4,064,960)	(4,153,614)

NET INCOME	9,853,921	6,938,655

Less: Preferred Dividends	3,697,760	2,151,758

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$6,156,161	$4,786,897

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations

(unaudited)

	Three Months Ended
	12/31/2016	12/31/2015
Revenues
Rental Revenue	$23,280,856	$19,064,919
Reimbursement Revenue	3,900,755	3,194,443
Total Rental and Reimbursement Revenue	27,181,611	22,259,362

Expenses
Real Estate Taxes	2,906,981	2,372,136
Operating Expenses	1,294,468	1,231,365
Total Expenses	4,201,449	3,603,501

Net Operating Income – NOI	22,980,162	18,655,861

Dividend and Interest Income	1,292,151	1,184,653
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492
Loss on Sale of Real Estate Investment	95,336	-0-
General & Administrative Expenses	(1,442,463)	(1,335,964)

EBITDA	22,950,678	18,530,042

Gain on Sale of Securities Transactions, net	806,108	8,380
Interest Expense, including Amortization of Financing Costs	(6,163,219)	(5,346,647)
Preferred Dividends	(3,697,760)	(2,151,758)
Acquisition Costs	(178,526)	(145,585)
Depreciation of Corporate Office Tenant Improvements	(38,715)	(27,971)

Funds From Operations – FFO	13,678,566	10,866,461

Depreciation (excluding Corporate Office Tenant Improvements)	(6,953,780)	(5,567,461)
Amortization of Capitalized Lease Costs and Intangible Assets	(473,289)	(512,103)
Loss on Sale of Real Estate Investment	(95,336)	-0-

Net Income Attributable to Common Shareholders	6,156,161	4,786,897

Funds From Operations – FFO	13,678,566	10,866,461

Acquisition Costs	178,526	145,585

Core Funds From Operations - Core FFO	13,857,092	11,012,046

Amortization of Financing Costs	280,913	234,367
Stock Compensation Expense	100,155	104,961
Depreciation of Corporate Office Tenant Improvements	38,715	27,971
Gain on Sale of Securities Transactions, net	(806,108)	(8,380)
Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(343,239)	(309,665)
Recurring Capital Expenditures	(188,412)	(336,191)

Adjusted Funds From Operations – AFFO	12,939,116	10,725,109

EBITDA	22,950,678	18,530,042

Stock Compensation Expense	100,155	104,961
Interest Expense, excluding Amortization of Financing Costs	(5,882,306)	(5,112,280)
Preferred Dividends	(3,697,760)	(2,151,758)
Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(343,239)	(309,665)
Recurring Capital Expenditures	(188,412)	(336,191)

Adjusted Funds From Operations - AFFO	$12,939,116	$10,725,109

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

Financial Highlights

(unaudited)

	Three Months Ended
	12/31/2016	12/31/2015

Weighted Average Common Shares Outstanding
Basic	69,686,153	62,866,898
Diluted	69,829,793	62,948,800

Net Operating Income – NOI	$22,980,162	$18,655,861

Basic	$0.33	$0.30
Diluted	0.33	0.30

Net Income Attributable to Common Shareholders	$6,156,161	$4,786,897

Basic	$0.09	$0.08
Diluted	0.09	0.08

Funds From Operations – FFO	$13,678,566	$10,866,461

Basic	$0.20	$0.17
Diluted	0.20	0.17

Core Funds From Operations - Core FFO	$13,857,092	$11,012,046

Basic	$0.20	$0.18
Diluted	0.20	0.17

Core FFO Excluding Gains on Securities Transactions, net	$13,050,984	$11,003,666

Basic	$0.19	$0.18
Diluted	0.19	0.17

Adjusted Funds From Operations – AFFO	$12,939,116	$10,725,109

Basic	$0.19	$0.17
Diluted	0.19	0.17

Dividends Declared per Common Share	$0.16	$0.16

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

Same Property Statistics

	Three Months Ended
	12/31/2016		12/31/2015	Change	Change %

Total Square Feet / Total Properties	16,553,910/100		14,424,995/93	2,128,915	14.8%

Occupancy Percentage at Quarter End	100.0%		98.8%	120 bps	1.2%

Same Property Square Feet / Number of Same Properties		12,886,242/86

Same Property Occupancy Percentage at Quarter End	100.0%		99.1%	90 bps	0.9%

Same Property Net Operating Income (NOI) (GAAP)	$17,368,879		$16,966,989	$401,890	2.4%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(186,632)		(300,551)	113,919
Same Property Cash NOI (Cash)	$17,182,247		$16,666,438	$515,809	3.1%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 2.4% increase, amounting to $401,890 in Same Property NOI, consists of 17% or $69,066 derived from increased NOI from occupied properties and the remaining 83% or $332,824 attributable to increased NOI from leasing previously vacant properties.

The 3.1% increase, amounting to $515,809 in Same Property Cash NOI, consists of 28% or $144,113 derived from increased NOI from occupied properties and the remaining 72% or $371,696 attributable to increased NOI from leasing previously vacant properties.

Reconciliation of Same Property NOI to Total NOI

	Three Months Ended
	12/31/2016	12/31/2015	Change	Change %

Same Property NOI (GAAP)	$17,368,879	$16,966,989	$401,890	2.4%

NOI of properties purchased subsequent to October 1, 2015 (two properties for fiscal 2017 and eight properties for fiscal 2016)	4,135,151	642,443

NOI of properties expanded subsequent to October 1, 2015 (four properties for fiscal 2017 and 2016)	1,590,169	1,091,493

NOI of property sold subsequent to October 1, 2015 (one property sold during fiscal 2017)	(114,037)	(45,064)
Total NOI	$22,980,162	$18,655,861	$4,324,301	23.2%

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	12/31/2016	12/31/2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$9,853,921	$6,938,655
Noncash Items Included in Net Income:
Depreciation & Amortization	7,721,205	6,316,410
Stock Compensation Expense	100,155	104,961
Gain on Sale of Securities Transactions, net	(806,108)	(8,380)
Loss on Sale of Real Estate Investment	95,336	-0-
Changes in:
Tenant, Deferred Rent & Other Receivables	(598,700)	(898,233)
Prepaid Expenses	(2,645,032)	(2,594,298)
Other Assets and Capitalized Lease Costs	(428,282)	(203,940)
Accounts Payable, Accrued Expenses & Other Liabilities	860,211	1,981,853
NET CASH PROVIDED BY OPERATING ACTIVITIES	14,152,706	11,637,028

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(56,101,538)	(50,385,897)
Capital Improvements	(696,941)	(860,167)
Proceeds on Sale of Real Estate	4,125,819	-0-
Return of Deposits on Real Estate	1,000,000	900,000
Deposits Paid on Acquisitions of Real Estate	(820,000)	(550,000)
Proceeds from Sale of Securities Available for Sale	3,738,938	1,790,403
Purchase of Securities Available for Sale	(6,396,581)	(6,491,654)
NET CASH USED IN INVESTING ACTIVITIES	(55,150,303)	(55,597,315)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (Repayments) Proceeds from Loans Payable	(4,790,684)	14,938,116
Proceeds from Fixed Rate Mortgage Notes Payable	38,000,000	33,670,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(9,456,016)	(6,941,017)
Financing Costs Paid on Debt	(636,963)	(404,674)
Proceeds from the Exercise of Stock Options	-0-	924,300
Redemption of Series A Preferred Stock	(53,493,750)	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	18,877,487	12,575,537
Preferred Dividends Paid	(3,422,136)	(2,151,758)
Common Dividends Paid, net of Reinvestments	(9,107,243)	(7,797,202)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(24,029,305)	44,813,302

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(65,026,902)	853,015
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	95,749,508	12,073,909
CASH AND CASH EQUIVALENTS - END OF PERIOD	$30,722,606	$12,926,924

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of	As of
	12/31/2016	12/31/2015	9/30/2016

Fixed Rate Mortgage Notes Payable, Net of Unamortized Debt Costs	$505,574,117	$395,406,853	$477,476,010
Loans Payable	76,000,000	99,979,502	80,790,684
Preferred Stock Called for Redemption	-0-	-0-	53,493,750
Total Debt	581,574,117	495,386,355	611,760,444

7.625% Series A Cumul. Redeemable Preferred	-0-	53,493,750	-0-
7.875% Series B Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
6.125% Series C Cumul. Redeemable Preferred	135,000,000	-0-	135,000,000
Total Preferred Stock	192,500,000	110,993,750	192,500,000

Common Stock, Paid-In-Capital & Other	418,637,509	347,393,146	405,358,098
Total Shareholders’ Equity	611,137,509	458,386,896	597,858,098

Total Book Capitalization	1,192,711,626	953,773,251	1,209,618,542

Accumulated Depreciation	154,847,979	130,573,643	148,830,169
Total Undepreciated Book Capitalization	$1,347,559,605	$1,084,346,894	$1,358,448,711

Shares Outstanding	70,536,720	63,790,755	68,920,972
Market Price Per Share	$15.24	$10.46	$14.27

Equity Market Capitalization	$1,074,979,613	$667,251,297	$983,502,270
Total Debt	581,574,117	495,386,355	611,760,444
Preferred	192,500,000	110,993,750	192,500,000
Total Market Capitalization	$1,849,053,730	$1,273,631,402	$1,787,762,714

Total Debt	$581,574,117	$495,386,355	$611,760,444
less: Cash and Cash Equivalents	30,722,606	12,926,924	95,749,508
Net Debt	$550,851,511	$482,459,431	$516,010,936
less: Securities Available for Sale at Fair Value (Securities)	74,321,496	61,032,630	73,604,894
Net Debt Less Securities	$476,530,015	$421,426,801	$442,406,042

Net Debt / Undepreciated Book Capitalization	40.9%	44.5%	38.0%
Net Debt / Total Market Capitalization	29.8%	37.9%	28.9%
Net Debt Plus Preferred / Total Market Capitalization	40.2%	46.6%	39.6%
Net Debt Less Securities / Undepreciated Book Capitalization	35.4%	38.9%	32.6%
Net Debt Less Securities / Total Market Capitalization	25.8%	33.1%	24.7%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	36.2%	41.8%	35.5%

Weighted Average Interest Rate on Fixed Rate Debt	4.44%	4.77%	4.49%

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

Capital Structure and Leverage Ratios continued

(unaudited)

			Fiscal Year
	Three Months Ended		Ended
	12/31/2016	12/31/2015	9/30/2016
Net Income	$9,853,921	$6,938,655	$32,494,507
plus: Depreciation & Amortization	7,440,292	6,082,043	26,087,680
plus: Interest Expense, including Amortization of Financing Costs	6,163,219	5,346,647	22,953,049
plus: Acquisition Costs	178,526	145,585	730,441
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	101,967
plus: Loss on Sale of Real Estate Investment	95,336	-0-	-0-
less: Gain on Sale of Securities Transactions, net	(806,108)	(8,380)	(4,398,599)
EBITDA	$22,950,678	$18,530,042	$77,969,045

Interest Expense, including Amortization of Financing Costs	$6,163,219	$5,346,647	$22,953,049
Preferred Dividends	3,697,760	2,151,758	9,020,470
Total Fixed Charges	$9,860,979	$7,498,405	$31,973,519

Interest Coverage	3.7x	3.5x	3.4x
Fixed Charge Coverage	2.3x	2.5x	2.4x

Net Debt	$550,851,511	$482,459,431	$516,010,936
Net Debt Less Securities	476,530,015	421,426,801	442,406,042
Preferred	192,500,000	110,993,750	192,500,000
Annualized EBITDA	91,802,712	74,120,168	77,969,045

Net Debt / EBITDA	6.0x	6.5x	6.6x
Net Debt Less Securities / EBITDA	5.2x	5.7x	5.7x
Net Debt + Preferred / EBITDA	8.1x	8.0x	9.1x
Net Debt Less Securities + Preferred / EBITDA	7.3x	7.2x	8.1x

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

Debt Maturity

(unaudited)

Total Debt ($000's)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
8.5%
7.9%
8.5%
18.3%
5.4%
51.4%
2017
2018
2019
2020
2021
Thereafter
Mortgages
Loans Payable

			Loans		% of
Fiscal Year Ended	Mortgages		Payable	Total	Total

2017	$50,254,026		$-0-	$50,254,026	8.5%
2018	46,360,505		-0-	46,360,505	7.9%
2019	50,046,005		-0-	50,046,005	8.5%
2020	31,493,045		76,000,000	107,493,045	18.3%
2021	32,048,340		-0-	32,048,340	5.4%
Thereafter	302,090,216		-0-	302,090,216	51.4%

Total as of 12/31/2016	$512,292,137	(A)	$76,000,000	$588,292,137	100.0%

Weighted Average Interest Rate	4.44%		2.25%	4.16%
Weighted Average Term	10.69 yrs		3.80 yrs	9.80 yrs

(A)	Does not include unamortized debt issuance costs of $6,718,020.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost	Balance

FedEx Ground Package System, Inc.		40	6,763,253	6,763,253	40.9%	$49,624,000	51.7%	$7.34	$654,680,970	$300,191,274
FedEx Corporation		14	973,413	973,413	5.9%	5,372,000	5.6%	5.52	72,141,280	14,215,928
FedEx Supply Chain Services, Inc.		1	449,900	449,900	2.7%	1,327,000	1.4%	2.95	14,620,887	6,474,875
Total FedEx		55	8,186,566	8,186,566	49.5%	56,323,000	58.7%	6.88	741,443,137	320,882,077

Milwaukee Electric Tool Corporation		1	861,889	861,889	5.2%	3,010,000	3.1%	3.49	36,914,917	24,724,274
ULTA, Inc.		1	671,354	671,354	4.1%	2,677,000	2.8%	3.99	37,500,391	22,446,303
Jim Beam Brands Company		1	599,840	599,840	3.6%	2,032,000	2.1%	3.39	28,000,000	18,165,278
TreeHouse Private Brands, Inc.		1	558,600	558,600	3.4%	2,186,000	2.3%	3.91	26,767,852	16,527,462
CBOCS Distribution, Inc.		1	381,240	381,240	2.3%	1,433,000	1.5%	3.76	14,215,126	7,607,499
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.2%	1,660,000	1.7%	4.51	19,600,000	10,310,322
The Coca-Cola Company (Western Container Corporation)		2	323,358	323,358	2.0%	1,684,000	1.8%	5.21	20,504,069	6,412,366
Science Applications International		1	302,400	302,400	1.8%	1,476,000	1.5%	4.88	13,340,592	5,518,107
International Paper Company		1	280,000	280,000	1.7%	1,337,000	1.4%	4.78	18,294,108	10,471,218
Woodstream Corporation	(B)	1	256,000	256,000	1.5%	896,000	0.9%	3.50	8,857,758	-0-
United Technologies Corporation		2	244,317	244,317	1.5%	1,896,000	2.0%	7.76	22,537,415	7,783,521
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.4%	1,200,000	1.2%	5.11	14,550,000	8,608,235
UGN, Inc.		1	232,200	232,200	1.4%	1,060,000	1.1%	4.57	12,937,000	7,957,643
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.3%	1,169,000	1.2%	5.36	14,868,857	-0-
Anheuser-Busch, Inc.		1	184,800	184,800	1.1%	810,000	0.8%	4.38	12,542,814	-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	1.1%	787,000	0.8%	4.39	7,225,401	267,437
NF&M International Inc.	(A)	1	174,802	174,802	1.1%	833,000	0.9%	4.77	5,350,762	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.0%	988,000	1.0%	5.77	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.0%	982,000	1.0%	5.77	12,159,973	2,205,264
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.0%	747,000	0.8%	4.72	9,612,992	6,919,049
Victory Packaging, L.P.		1	148,000	148,000	0.9%	496,000	0.5%	3.35	5,441,876	-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.8%	831,000	0.9%	6.04	11,304,000	7,196,512
Altec Industries, Inc.	(B)	1	126,880	126,880	0.8%	349,000	0.4%	2.75	4,390,126	-0-
General Electric Company		1	125,860	125,860	0.8%	1,315,000	1.4%	10.45	19,950,000	12,519,001
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.7%	739,000	0.8%	6.71	10,498,034	1,904,294
Style Crest, Inc.		1	106,507	106,507	0.6%	381,000	0.4%	3.58	7,238,613	-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.6%	427,000	0.4%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.6%	345,000	0.4%	3.60	7,397,881	3,018,740
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	750,000	0.8%	8.22	8,083,107	220,431
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.5%	506,000	0.5%	5.68	6,932,916	2,441,685
CHEP USA, Inc.		1	83,000	83,000	0.5%	497,000	0.5%	5.99	7,405,447	-0-
Datatel Resources Corporation	(A)	1	80,856	80,856	0.5%	243,000	0.3%	3.01	2,475,036	-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	640,000	0.7%	8.11	7,244,128	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	601,000	0.6%	8.01	5,525,600	3,759,922
Tampa Bay Grand Prix		1	68,385	68,385	0.4%	293,000	0.3%	4.28	5,677,982	-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.4%	826,000	0.9%	12.86	3,072,880	-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	548,000	0.6%	9.07	4,903,589	1,860,244
Siemens Real Estate		1	51,130	51,130	0.2%	479,000	0.5%	9.37	4,452,425	2,565,253
B/E Aerospace, Inc.		1	38,833	38,833	0.2%	362,000	0.3%	9.32	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.2%	141,000	0.1%	3.89	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14	1,858,591	-0-
Tenant Total as of 12/31/16		100	16,553,910	16,553,910	100.0%	$96,064,000	100.0%	$5.80	$1,223,881,570	$512,292,137	(C)

(A)	NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.
(B)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.
Other then these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $6,718,020.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost	Balance
Florida	12	1,661,887	1,661,887	10.0%	$11,677,000	12.2%	7.03	$162,332,273	$80,285,836
Texas	9	1,430,093	1,430,093	8.6%	10,988,000	11.4%	7.68	132,147,706	57,081,343
Kentucky	3	1,295,940	1,295,940	7.8%	5,049,000	5.3%	3.90	66,071,852	41,889,251
Mississippi	4	1,158,889	1,158,889	7.0%	4,439,000	4.6%	3.83	55,224,199	33,332,510
Ohio	7	1,032,469	1,032,469	6.2%	6,116,000	6.4%	5.92	72,767,470	28,475,189
Indiana	2	999,176	999,176	6.0%	4,210,000	4.4%	4.21	61,446,391	34,512,424
Illinois	9	958,045	958,045	5.8%	6,208,000	6.5%	6.48	82,018,856	9,785,051
Tennessee	3	891,777	891,777	5.4%	3,071,000	3.2%	3.44	33,852,531	15,575,476
Kansas	4	813,043	813,043	4.9%	4,652,000	4.8%	5.72	60,936,352	33,984,752
Missouri	5	804,397	804,397	4.9%	3,089,000	3.2%	3.84	39,305,146	9,124,313
North Carolina	3	585,224	585,224	3.5%	3,112,000	3.2%	5.32	45,725,286	19,737,541
South Carolina	3	571,115	571,115	3.5%	3,566,000	3.7%	6.24	36,368,552	8,296,779
New York	4	568,965	568,965	3.4%	4,204,000	4.4%	7.39	55,232,098	27,431,149
Pennsylvania	3	504,040	504,040	3.0%	3,042,000	3.2%	6.04	36,784,448	16,443,967
Michigan	3	489,571	489,571	3.0%	3,472,000	3.6%	7.09	41,315,172	15,803,959
Virginia	5	407,265	407,265	2.5%	2,442,000	2.5%	6.00	34,484,117	7,651,153
Colorado	3	363,597	363,597	2.2%	3,040,000	3.2%	8.36	42,058,524	20,586,631
Georgia	3	307,662	307,662	1.9%	1,743,000	1.8%	5.67	22,200,671	722,275
Arizona	1	283,358	283,358	1.7%	1,352,000	1.4%	4.77	16,824,226	5,108,670
Wisconsin	2	238,666	238,666	1.4%	1,369,000	1.4%	5.74	15,952,361	3,185,585
Washington	1	210,445	210,445	1.3%	1,962,000	2.0%	9.32	30,210,680	19,624,696
Oklahoma	2	204,580	204,580	1.2%	1,308,000	1.4%	6.39	16,328,294	6,187,540
Louisiana	1	175,315	175,315	1.1%	1,260,000	1.3%	7.19	18,410,000	12,307,758
Maryland	1	144,523	144,523	0.9%	1,426,000	1.5%	9.87	14,512,355	-0-
New Jersey	2	124,620	124,620	0.8%	1,374,000	1.4%	11.03	7,976,469	1,860,244
Nebraska	1	89,115	89,115	0.5%	446,000	0.5%	5.00	5,944,691	-0-
Alabama	1	88,653	88,653	0.5%	605,000	0.6%	6.82	6,605,131	745,022
Minnesota	1	60,398	60,398	0.4%	372,000	0.4%	6.16	5,220,000	2,553,023
Connecticut	1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,463,824	-0-
Iowa	1	36,270	36,270	0.3%	141,000	0.2%	3.89	2,161,895	-0-
Total as of 12/31/16	100	16,553,910	16,553,910	100.0%	$96,064,000	100.0%	$5.80	$1,223,881,570	$512,292,137	(A)

(A)	Does not include unamortized debt issuance costs of $6,718,020.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
Fiscal Year		Count	Footage	sf	Rent	Ann. Rent	Occup.	Years	Cost	Balance

2017	(A)	8	820,684	5.0%	$4,993,000	5.2%	$6.08	0.6	$60,011,739	$5,799,786
2018	(A)	16	1,542,279	9.3%	8,930,000	9.3%	5.79	1.3	105,358,410	14,846,870
2019		9	1,370,849	8.3%	7,116,000	7.4%	5.19	2.3	81,427,352	22,608,242
2020		4	383,449	2.3%	2,116,000	2.2%	5.52	3.4	27,373,089	220,431
2021		7	735,317	4.4%	3,892,000	4.1%	5.29	4.5	47,444,344	8,222,745
2022		7	1,138,320	6.9%	6,376,000	6.6%	5.60	5.2	75,756,452	33,055,314
2023		10	1,302,007	7.9%	8,035,000	8.4%	6.17	6.5	100,077,917	38,969,066
2024		11	1,743,587	10.5%	10,597,000	11.0%	6.08	7.4	130,495,798	46,612,737
2025	(A)	9	2,404,478	14.5%	12,208,000	12.7%	5.08	8.4	159,741,406	85,974,227
2026		6	961,826	5.8%	7,572,000	7.9%	7.87	9.4	106,854,608	59,760,917
2027		3	395,691	2.4%	2,194,000	2.3%	5.54	10.3	27,082,254	5,108,670
2028		1	861,889	5.2%	3,010,000	3.1%	3.49	11.6	36,914,917	24,724,274
2029		2	262,613	1.6%	1,515,000	1.6%	5.77	12.5	21,954,950	9,564,621
2030		4	1,044,832	6.3%	7,388,000	7.7%	7.07	13.3	109,180,602	68,875,424
2031		3	963,269	5.8%	7,110,000	7.4%	7.38	14.3	104,367,000	71,421,351
2034		1	558,600	3.4%	2,186,000	2.3%	3.91	16.8	26,767,852	16,527,462
Various tenants at retail shopping center		1	64,220	0.4%	826,000	0.8%	12.86	-0-	3,072,880	-0-
Total as of 12/31/16		100	16,553,910	100.0%	$96,064,000	100.0%	$5.80	7.4	$1,223,881,570	$512,292,137	(B)

(A)	Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property. Other then these two properties and the one retail property, all other properties are single-tenant.
(B)	Does not include unamortized debt issuance costs of $6,718,020.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

Recent Acquisitions During Fiscal 2017

(unaudited)

				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	338,584	$2,309,000	$6.82	3/31/2031	$35,100,000	$23,500,000
2	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	213,672	1,365,000	6.39	9/30/2026	21,001,538	14,500,000
	Total as of 12/31/16				552,256	$3,674,000	$6.65		$56,101,538	$38,000,000

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

Property Table

(unaudited)

									Rent	Lease Exp.
					Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,010,000	$3.49	11.6	$36,914,917	$24,724,274
2	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,677,000	3.99	8.6	37,500,391	$22,446,303
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,032,000	3.39	8.1	28,000,000	18,165,278
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,186,000	3.91	16.8	26,767,852	16,527,462
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	2.4	14,620,887	6,474,875
6	Woodstream Corporation	(A)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	0.7	8,857,758	-0-
	Altec Industries, Inc.	(A)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	1.2	4,390,126	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,433,000	3.76	7.5	14,215,126	7,607,499
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,660,000	4.51	5.1	19,600,000	10,310,322
9	Fedex Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,309,000	6.82	14.3	34,850,000	23,404,741
10	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,235,000	6.76	8.6	33,044,797	19,737,541
11	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	7.3	23,946,000	12,066,121
12	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,196,000	7.00	14.4	31,737,000	21,942,401
13	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,605,000	8.38	14.3	37,780,000	26,074,210
14	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,367,000	7.77	13.3	35,300,832	23,106,755
15	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,476,000	4.88	2.3	13,340,592	5,518,107
16	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,999,000	6.72	13.0	30,732,090	18,186,330
17	Western Container Corporation (The Coca-Cola Company)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,352,000	4.77	10.3	16,824,226	5,108,670
18	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,337,000	4.78	6.7	18,294,108	10,471,218
19	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	833,000	4.77	8.0	5,350,762	-0-
	Datatel Resources Corporation	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	243,000	3.01	0.9	2,475,036	-0-
20	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	6.5	22,885,636	8,445,863
21	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,200,000	5.11	5.6	14,550,000	8,608,235
22	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,060,000	4.57	13.2	12,937,000	7,957,643
23	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	9.1	28,500,000	18,343,826
24	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.9	14,868,857	-0-
25	Fedex Ground Package System, Inc.		Ft Myers	FL	2017	100.0%	213,672	1,365,000	6.39	9.8	20,800,000	14,500,000
26	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	13.7	30,210,680	$19,624,696
27	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	12.4	15,204,950	9,564,621
28	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	810,000	4.38	4.9	12,542,814	-0-
29	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	2.0	17,769,106	7,783,521
30	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	7.8	19,283,798	8,981,798
31	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	1.4	7,225,401	267,437
32	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	6.8	15,413,307	1,785,724
33	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,260,000	7.19	8.5	18,410,000	12,307,758
34	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	5.2	13,762,030	7,358,095
35	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	988,000	5.77	3.5	11,298,367	-0-
36	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	9.6	19,695,477	6,456,556
37	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	4.8	12,039,014	-0-
38	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	7.5	9,930,000	6,289,516
39	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	747,000	4.72	4.8	9,612,992	6,919,049
40	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	8.5	12,580,262	4,283,245
41	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	8.7	12,546,157	4,732,172
42	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	496,000	3.35	4.2	5,441,876	-0-
43	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	1.6	14,512,355	-0-
44	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	6.8	12,431,193	3,168,841
45	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	7.8	14,127,449	4,985,801
46	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	0.5	9,382,361	-0-
47	Challenger Lifts, Inc (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	831,000	6.04	9.4	11,304,000	7,196,512
48	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	7.8	16,435,478	2,991,983
49	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,315,000	10.45	9.0	19,950,000	12,519,001
50	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	0.4	18,537,652	-0-
51	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	6.7	9,008,650	3,924,966
52	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	6.3	7,761,861	-0-
53	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	0.9	8,554,432	4,283,153
54	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	381,000	3.58	4.2	7,238,613	-0-
55	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	2.7	10,960,822	266,487
56	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	537,000	5.17	6.7	5,728,690	2,010,101
57	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	6.3	10,200,000	5,209,468
58	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	1.5	4,245,913	-0-
59	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	6.4	6,570,000	3,185,585
60	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	345,000	3.60	2.5	7,397,881	-0-
61	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	2.4	6,258,738	-0-

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
62	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	$603,000	$6.30	0.7	$7,592,861	$3,840,355
63	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	1.6	7,614,653	992,947
64	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	750,000	8.22	5.8	8,083,107	3,018,740
65	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	6.8	5,944,691	-0-
66	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	3.1	6,932,916	220,431
67	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	88,653	605,000	6.82	9.6	6,605,131	745,022
68	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	0.5	5,017,447	-0-
69	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	497,000	5.99	8.2	7,405,447	2,441,685
70	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	1.7	6,863,879	2,639,887
71	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	601,000	8.01	4.9	5,525,600	3,759,922
72	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	480,000	6.53	10.3	5,158,028	-0-
73	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	4.4	4,667,506	-0-
74	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	1.6	6,354,051	983,156
75	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	293,000	4.28	3.8	5,677,982	-0-
76	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	1.7	7,204,472	1,259,648
77	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	479,000	7.22	7.0	5,551,227	-0-
78	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	325,000	4.99	1.6	4,800,474	2,205,264
79	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	100.0%	64,220	826,000	12.86	na	3,072,880	-0-
80	The American Bottling Company (Dr Pepper Snapple)	Cincinnati	OH	2015	100.0%	63,840	479,000	7.50	12.8	6,750,004	-0-
81	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	0.8	5,016,518	1,493,102
82	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	548,000	9.07	8.1	4,903,589	1,860,244
83	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	6.4	5,220,000	2,553,023
84	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	320,000	5.33	1.9	4,768,309	-0-
85	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	453,000	7.63	1.5	5,354,035	722,275
86	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	3.2	3,463,824	-0-
87	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	479,000	9.37	2.3	4,452,425	2,565,253
88	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	1.2	3,895,675	-0-
89	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	0.7	4,348,499	-0-
90	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	469,000	10.14	4.7	4,764,500	-0-
91	The American Bottling Company (Dr Pepper Snapple)	Tulsa	OK	2014	100.0%	46,240	260,000	5.62	7.2	3,748,031	1,904,295
92	The Coca-Cola Company	Topeka	KS	2009	100.0%	40,000	332,000	8.30	4.8	3,679,843	1,303,696
93	B/E Aerospace, Inc.	Rockford	IL	2015	100.0%	38,833	362,000	9.32	10.5	5,100,000	-0-
94	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	141,000	3.89	0.2	2,161,895	-0-
95	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	7.3	1,900,691	-0-
96	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	0.5	4,113,265	1,959,432
97	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	0.9	1,982,532	-0-
98	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	5.9	1,977,779	-0-
99	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	2.6	1,858,591	-0-
100	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	161,000	12.88	4.8	1,692,901	-0-
	Total as of 12/31/16				100.0%	16,553,910	$96,064,000	$5.80	7.4	$1,223,881,570	$512,292,137	(C)

(A)	Both tenants occupy one property.
(B)	Both tenants occupy one property.
Other then these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $6,718,020.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus dividend and interest income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, including amortization of financing costs, minus preferred stock dividends, minus recurring capital expenditures and the effect of non-cash U.S. GAAP straight-line rent adjustment, plus stock compensation expense, plus non-recurring other expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

FOR IMMEDIATE RELEASE	February 8, 2017
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE FIRST QUARTER ENDED DECEMBER 31, 2016

FREEHOLD, NJ, February 8, 2017........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $6,156,000 or $0.09 per diluted share for the three months ended December 31, 2016 as compared to $4,787,000 or $0.08 per diluted share for the three months ended December 31, 2015 representing an increase per share of 13%. Core Funds from Operations (Core FFO) were $13,857,000 or $0.20 per diluted share for the three months ended December 31, 2016 as compared to $11,012,000 or $0.17 per diluted share for the three months ended December 31, 2015 representing an increase in Core FFO per share of 18%. Adjusted Funds from Operations (AFFO), for the three months ended December 31, 2016 were $12,939,000 or $0.19 per diluted share versus $10,725,000 or $0.17 per diluted share for the three months ended December 31, 2015 representing an increase in AFFO per share of 12%.

A summary of significant financial information for the three months ended December 31, 2016 and 2015 is as follows:

	Three Months Ended December 31,
	2016	2015
Rental Revenue	$23,281,000	$19,065,000
Reimbursement Revenue	$3,901,000	$3,194,000
Net Operating Income (NOI) (1)	$22,980,000	$18,656,000
Total Expenses	$13,263,000	$11,167,000
Dividend and Interest Income	$1,292,000	$1,185,000
Gain on Sale of Securities Transactions, net	$806,000	$8,000
Net Income	$9,854,000	$6,939,000
Net Income Attributable to Common Shareholders	$6,156,000	$4,787,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.09	$0.08
Core FFO (1)	$13,857,000	$11,012,000
Core FFO per Diluted Common Share (1)	$0.20	$0.17
AFFO (1)	$12,939,000	$10,725,000
AFFO per Diluted Common Share (1)	$0.19	$0.17
Dividends Declared per Common Share	$0.16	$0.16

Weighted Avg. Diluted Common Shares Outstanding	69,830,000	62,949,000

A summary of significant balance sheet information as of December 31, 2016 and September 30, 2016 is as follows:

	December 31, 2016	September 30, 2016
Net Real Estate Investments	$1,069,045,000	$1,022,483,000
Securities Available for Sale at Fair Value	$74,321,000	$73,605,000
Total Assets	$1,209,680,000	$1,223,486,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$505,574,000	$477,476,000
Loans Payable	$76,000,000	$80,791,000
Total Shareholders’ Equity	$611,138,000	$597,858,000

Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2017,

“This was another record quarter for Monmouth and represents an excellent start to fiscal 2017. We are pleased to report continued strength across multiple fronts. During the quarter we:

●	Increased our occupancy rate to 100%, representing a 120 basis points increase over the prior year period and 40 basis points increase over the prior quarter

●	Increased our per share AFFO to $0.19, representing a 12% increase over the prior year period and a 6% increase sequentially

●	Increased our Net Operating Income (NOI) 23% over the prior year period

●	Increased our Same Property NOI 2.4% on a GAAP basis and 3.1% on a cash basis over the prior year period

●	Acquired two new Class A built-to-suit properties comprising 552,000 square feet, for an aggregate cost of $56.1 million

●	Grew our acquisition pipeline to nine brand-new Class A build-to-suit properties, representing 2.34 million square feet, for a total purchase price of approximately $250.5 million

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

●	Increased our gross leasable area (GLA) 15% to 16.6 million square feet over the prior year period. Our GLA is expected to grow to 18.9 million square feet upon the completion of the above acquisitions

●	Renewed five of thirteen leases scheduled to expire in Fiscal 2017, representing a weighted average lease term of 5.9 years. These five leases consist of 719,000 square feet and result in a 2.7% increase in GAAP rents. One lease was renewed on a short term basis and the remaining seven leases are currently under discussion

●	Generated approximately $806,000 in net realized gains in addition to the $10.2 million in unrealized gains we held at quarter end on our REIT securities investments

●	Redeemed all of our 7.625% Series A Preferred Stock for $54.0 million which was funded with a portion of the proceeds from our recent $135 million issue of 6.125% Series C Preferred Stock.”

Mr. Landy stated, “We have generated double-digit AFFO per-share growth in each of the prior three years, and with our first quarter AFFO per share up 12% from the prior year, fiscal 2017 is on track to continue this very favorable trend. Our property portfolio is 100% occupied, reflecting the mission-critical nature of our properties.”

“Looking forward, we have entered into agreements to acquire nine brand-new, Class A build-to-suit industrial properties, representing approximately 2.34 million square feet, for a total purchase price of approximately $250.5 million. These properties are expected to generate annualized rental revenue of approximately $16.5 million and will benefit from an average lease term of approximately 13.5 years. Six of the nine purchase commitments, consisting of approximately 1.7 million square feet, or 72%, are leased to investment-grade tenants or their subsidiaries. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next five quarters. The Company is very well capitalized to continue building upon the substantial growth that we have achieved to date.”

Monmouth Real Estate Investment Corporation will host its First Quarter FY 2017 Financial Results Webcast and Conference Call on Thursday, February 9, 2017 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s First Quarter FY 2017 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 1Q2017 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, February 9, 2017. It will be available until May 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10097752. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully-integrated and self-managed real estate company, whose property portfolio consists of 100 properties containing a total of approximately 16.6 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, the effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three months ended December 31, 2016 and 2015:

	Three Months Ended
	12/31/2016	12/31/2015
Net Income Attributable to Common Shareholders	$6,156,000	$4,787,000
Plus: Depreciation Expense (excluding Corporate Office Tenant Improvements)	6,954,000	5,567,000
Plus: Amortization of Intangible Assets	268,000	323,000
Plus: Amortization of Capitalized Lease Costs	206,000	189,000
Plus: Loss on Sale of Real Estate Investment	95,000	-0-
FFO Attributable to Common Shareholders	13,679,000	10,866,000
Plus: Acquisition Costs	178,000	146,000
Core FFO Attributable to Common Shareholders	13,857,000	11,012,000
Plus: Amortization of Financing Costs	281,000	234,000
Plus: Stock Compensation Expense	100,000	105,000
Plus: Depreciation of Corporate Office Tenant Improvements	39,000	28,000
Less: Gain on Sale of Securities Transactions, net	(806,000)	(8,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(343,000)	(310,000)
Less: Recurring Capital Expenditures	(189,000)	(336,000)
AFFO Attributable to Common Shareholders	$12,939,000	$10,725,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2016 and 2015:

	Three Months Ended
	12/31/2016	12/31/2015

Operating Activities	$14,153,000	$11,637,000
Investing Activities	(55,150,000)	(55,597,000)
Financing Activities	(24,029,000)	44,813,000

# # # # #

First Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21